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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (date of earliest event reported):             September 27, 2001


                          CANYON RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)




    Delaware                       1-11887                      84-0800747
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 State or other              (Commission File No.)            (IRS Employer
  jurisdiction                                              Identification No.)
of incorporation)



                      14142 Denver West Parkway, Suite 250
                                Golden, Colorado                  80401
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                    (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code       (303) 278-8464
                                                  ------------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5 Other Events

         On September 27, 2001, Canyon Resources Corporation (Canyon) and Franco-Nevada Mining Corporation (Franco-Nevada) executed an Assignment of Royalty Proceeds (Assignment), effective as of April 1, 2001. The Assignment conveys to Canyon a 2% net smelter returns royalty on the first 175,000 ounces of gold production from the its Briggs Mine, commencing April 1, 2001. As consideration for the Assignment, Canyon has issued 1,050,000 unregistered shares of its common stock and conveyed an additional 1% net smelter returns royalty on gold production from the Briggs Mine in excess of the 175,000 ounces produced from April 1, 2001 onward to Franco-Nevada.

         Canyon has undertaken a commitment to file a registration statement with the Securities and Exchange Commission to register re-sales of the issued securities. If the shares are not registered by March 31, 2002, Franco-Nevada has the right to rescind the transaction. In addition, from the period through the earlier of (i) thirty days after completion of the registration of the shares or ii) July 1, 2002, Canyon has agreed to not issue additional common stock that would exceed 15% of its total issued and outstanding shares as of September 27, 2001. Should Canyon issue stock through the aforementioned period that exceeds the 15% limitation, Franco-Nevada has the right to rescind the transaction.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits
             --------
               1.1 Assignment of Royalty Proceeds, effective as of April 1, 2001, between Canyon Resources Corporation and Franco-Nevada Mining Corporation, Inc.

                           The following Exhibits are being omitted from the aforementioned Assignment pursuant to Regulation S-K,
                           Item 601(b)(2). The Registrant will supplementally furnish a copy of the omitted exhibits to the Commission upon request.

                           Exhibit A  Listing of Inyo County unpatented mining
                                      claims
                           Exhibit B  Deed of Net Smelter Return Royalty (1%
                                      Royalty Deed)

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

         The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the speculative nature of mineral exploration, commodity prices, production and reserve estimates, environmental and governmental regulations, availability of financing, force majeure events, and other risk factors as described from time to time in the Company's filings with the Securities and Exchange Commission. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.



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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CANYON RESOURCES CORPORATION




         Date: October 9, 2001               By: /s/ Richard H. De Voto
                                                --------------------------------
                                                Richard H. De Voto, President





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                                  EXHIBIT INDEX


Exhibit
-------
  1.1      Assignment of Royalty Proceeds, effective as of April 1, 2001 between
           Canyon Resources Corporation and Franco-Nevada Mining Corporation,
           Inc.